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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):

                                February 26, 2003

                        CENTRA FINANCIAL HOLDINGS, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

West Virginia                  333-93437                       55-0770610
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(State or other          (Commission File Number)          (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)

       Registrant's telephone number, including area code: (304) 598-2000


Item 9.           Regulation FD Disclosure

         On February 26, 2003, Centra Financial Holdings, Inc. reported its earnings for its fourth quarter and twelve months ended December 31, 2002, as described in the Fourth Quarter 2002 Quarterly Report attached as Exhibit 99 and incorporated herein by reference.

Item 7.           Exhibits

         (c)      Exhibits.

                     99 - Fourth Quarter 2002 Quarterly Report

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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 26, 2003                    Centra Financial Holdings, Inc.


                                     By            /s/ Douglas J. Leech
                                        --------------------------------------
                                              Douglas J. Leech, President and
                                              Chief Executive Officer